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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-73764, 333-06669, 333-37813 and 333-37815) and on Form S-3 (File No. 333-53893).



                                                       KAFOURY, ARMSTRONG & CO.


Reno, Nevada
March 30, 1999